UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2012

BEST BUY CO., INC.
(Exact name of registrant as specified in its charter)

Minnesota	1-9595	41-0907483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7601 Penn Avenue South
Richfield, Minnesota	55423
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (612) 291-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (the “Amendment”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2012 (the “Original Report”) by Best Buy Co., Inc. (the “registrant” or “Best Buy”), announcing, among other things, the preliminary results of the annual Regular Meeting of Shareholders held on June 21, 2012.  This Amendment is being filed only to amend Item 5.07 to include the final voting results received from the Inspector of Elections for the registrant's annual Regular Meeting of Shareholders and to restate Item 9.01.  This Amendment does not alter or affect any other part or any other information originally set forth in the Original Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(c) On June 21, 2012, Best Buy held its annual Regular Meeting of Shareholders. At the close of business on April 23, 2012, the record date for the determination of shareholders to vote at the Regular Meeting of Shareholders, the registrant had 342,138,443 shares of common stock issued and outstanding. The holders of 296,689,824 shares of common stock were represented either in person or by proxy at the meeting, constituting a quorum.

The final results of the votes of the shareholders of the registrant have now been tabulated and are set forth below:

1.
Election of Directors. The following individuals were elected as Class 1 directors, each to serve two-year terms expiring at the registrant's 2014 Regular Meeting of Shareholders, based upon the following votes:

Director Nominee	For	Withheld	Broker Non-Votes
Lisa M. Caputo	254,676,097	7,553,905	34,595,263
Kathy J. Higgins Victor	252,294,421	9,935,581	34,595,263
Gérard R. Vittecoq	254,392,923	7,837,079	34,595,263

2.
Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the registrant's independent registered public accounting firm for the fiscal year ending February 2, 2013, was ratified based upon the following votes:

For	Against	Abstain
294,439,720	1,881,815	503,730

3.
Advisory Vote on Executive Compensation. The proposal relating to the non-binding advisory vote to approve the executive compensation of the registrant was not approved by shareholders based upon the following votes:

For	Against	Abstain	Broker Non-Votes
100,193,030	161,422,426	614,546	34,595,263

4.
Approval of Increase in Available Shares Under the Best Buy Co., Inc. 2008 Employee Stock Purchase Plan. The increase in available shares under the Best Buy Co., Inc. 2008 Employees Stock Purchase Plan, as amended, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
259,152,629	2,630,422	446,951	34,595,263

5.	Vote on Shareholder Proposal Recommending Board Declassification. The shareholder proposal recommending declassification of our Board of Directors was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
255,421,702	3,677,936	3,130,364	34,595,263

For additional information regarding the registrant, see the registrant's Annual Report on Form 10-K for the fiscal year ended March 3, 2012 and Proxy Statement dated May 9, 2012. Best Buy Co., Inc.'s Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the registrant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
3.1	Best Buy Co., Inc. Amended and Restated By-Laws (incorporated by reference to Exhibit 3.1 of the Original Report).
99.1
News release issued on June 21, 2012. Any internet address provided in this release is for information purposes only and is not intended to be a hyperlink. Accordingly, no information at any internet address is included herein. (furnished, not filed, and incorporated by reference to Exhibit 99.1 of the Original Report).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: June 22, 2012	By:	/s/ SUSAN S. GRAFTON
Susan S. Grafton
Senior Vice President, Controller and Chief Accounting Officer